SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-COMMONWEALTH TEL CLB

          GABELLI FUNDS, INC.
               THE GABELLI TELECOMMUNICATION FUND
                                10/10/97           20,000-             SPLIT
               THE GABELLI SMALL CAP GROWTH FUND
                                10/10/97           10,000-             SPLIT
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                10/10/97           12,367-             SPLIT
               THE GABELLI EQUITY TRUST,INC.
                                10/10/97           10,000-             SPLIT
               THE GABELLI ASSET FUND
                                10/10/97           15,500-             SPLIT
          GAMCO INVESTORS, INC.
                                10/10/97           26,667-             SPLIT
                                10/02/97           10,000            16.1875
          GAMCO INVESTORS, INC.
                                10/24/97            1,000-           23.8750
                                10/22/97            2,099-           26.6250
                                10/21/97            2,500-           26.8750
                                10/16/97              333-           29.1250
                                10/10/97           63,732-             SPLIT
                                10/01/97            4,500-           46.8750
                                 9/30/97            5,000            46.8500
                                 9/30/97            5,000-           46.8500
                                 9/17/97            4,500-           43.9479
                                 9/16/97            1,000-           45.0000
                                 9/15/97            4,000-           43.1250
                                 9/12/97            9,000-           42.8194
                                 9/09/97            3,500-           42.0179
                                 9/08/97            7,500-           40.1250
                                 9/02/97            2,500-           38.5000
                                 8/29/97            1,500-           38.7500
                                 8/27/97              500-           38.7500
                                 8/26/97              500-           38.7500
                                 8/21/97              600-           39.5000
                                 8/20/97              500-           40.7500







                                       28

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-COMMONWEALTH TEL CLB

         GABELLI & COMPANY MARKET MAKING ACCOUNT
                               10/24/97            2,000-           23.8750
                               10/24/97            2,000            24.2188
                               10/08/97              500            19.0220
                               10/06/97              500-           19.5000
                                9/26/97              129            46.2500
                                9/25/97              129-           46.5000
                                9/24/97            1,000-           47.5000
                                9/24/97            1,000            47.0000
                                9/05/97              500            40.2500
                                9/05/97              500-           40.1250
                                8/22/97            1,000            38.0000
                                8/22/97            1,000-           38.2500



















         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET. THE TRANSACTIONS OCCURING ON 10/10/97 REFLECT THE REVERSE STOCK SPLIT EFFECTED BY THE ISSUER.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.


                                       29